                                                                   EXHIBIT 23.2



                         INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
Fresh America Corp.

We consent to the use of our report incorporated herein by reference.


                                        KPMG PEAT MARWICK LLP

Houston, Texas
September 3, 1997